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                                                                   EXHIBIT 10.35



                            CONTRACT AMENDMENT NO. 1

                                       TO

                           THE ECHOSTAR VIII CONTRACT

                              CONTRACT NO. TP99022

                                     BETWEEN

                          ECHOSTAR ORBITAL CORPORATION

                                       AND

                            SPACE SYSTEMS/LORAL, INC.

THIS CONTRACT AMENDMENT NO. 1 (the "Amendment") is entered into effective as of the 19th day of October 2001, between ECHOSTAR ORBITAL CORPORATION (the "Purchaser") and SPACE SYSTEMS/LORAL, INC. (the "Contractor").

WHEREAS, Contractor and Purchaser are parties to Contract No. TP99022 (the "Contract") entered into as of February 4, 2000 and amended and restated as of February 1, 2001,

WHEREAS, Contractor and Purchaser desire to amend the Contract to recognize Purchaser's exercise of an option TO[CONFIDENTIAL INFORMATION OMITTED],

WHEREAS, Contractor and Purchaser desire to amend Attachment A to the Contract;

NOW, THEREFORE, in consideration of the mutual covenants and conditions in this Amendment and in the Contract and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

A:       Description of Changes:

1.       The Table of Contents is changed as follows:

FROM:

"ARTICLE 4 - PRICE...........................................................11"

TO:

"ARTICLE 4 - PRICE (AMENDMENT 1).............................................11"


                       AMENDMENT 1: DATED 19 OCTOBER 2001


                                                    CONFIDENTIAL AND PROPRIETARY


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2.       Article 4 - Price

FROM: "4.1     [CONFIDENTIAL INFORMATION OMITTED]

TO:   "4.1     [CONFIDENTIAL INFORMATION OMITTED]


3. Change Article 42 - Attachments to reflect update of Payment Plan as follows:

FROM: "ATTACHMENT A: Payment Plan"

TO: "ATTACHMENT A: Payment Plan (Amendment 1)"

REMOVE: Current Milestone Payment Plan

REPLACE WITH: Revised Milestone Payment Plan

B.       CHANGE PAGES

Remove the pages of the Amended and Restated Contract and Replace with those of this Amendment 1 as identified in Appendix 1:

Defined Terms: All capitalized terms in this Amendment, not otherwise defined herein, shall have the same meaning as ascribed to them in the Contract.

Ratification and Affirmation: The Contract, as modified by the express terms of this Amendment, is hereby ratified and affirmed by Purchaser and Contractor, and shall remain in full force and effect.

Counterparts: This Amendment may be executed in one or more counterparts, all of which taken together shall constitute the Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first written above:

CONTRACTOR:                               PURCHASER:

SPACE SYSTEMS/LORAL, INC.                 ECHOSTAR ORBITAL CORPORATION


By:                                       By:
     ----------------------------             ------------------------------


Name:                                     Name:
      ---------------------------               ----------------------------

Title:                                    Title:
       --------------------------                  -------------------------


                       AMENDMENT 1: DATED 19 OCTOBER 2001


                                                    CONFIDENTIAL AND PROPRIETARY

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APPENDIX 1

Remove the pages in the Amended and Restated Contract and substitute them with the replacement pages of Amendment 1:

FROM AMENDED AND RESTATED CONTRACT                   FROM AMENDMENT 1
REMOVE                                               REPLACE

Page 1                                               Page 1

Page 11                                              Page 11

Page 98                                              Page 98

Attachment A                                         Attachment A